Description of Business	12 Months Ended
Dec. 31, 2012
Notes
Description of Business

Note 1 - Description of Business

Blue Earth, Inc. and subsidiaries (the “Company”), a Nevada corporation headquartered in Henderson, Nevada, is a provider of energy efficiency and renewable energy solutions for facilities primarily located in west coast states. The Company is a full servicer energy solutions provider. The Company provides energy efficiency services including energy management, energy audits and reducing energy consumption through retrofits of lighting, refrigeration and HVAC for small commercial business. The Company also develops, designs, builds and implements technologies such as solar, fuel cells and combined heat and power for alternative and renewable energy projects of less than 1 MW. The Company also finances renewable and alternative energy projects through industry relationships.